FINANCIAL INVESTORS TRUST

U.S. Treasury Money Market Fund

American Freedom U.S. Government Money Market Fund

Prime Money Market Fund

SUPPLEMENT DATED APRIL 29, 2008 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2007

The information below replaces the first sentence of the section titled “MANAGEMENT – Trustees and Officers – Remuneration of Trustees” found on page 15 of the Statement of Additional Information:

The Independent Trustees of the Trust receive an annual fee in the amount of $10,000 and an additional $1,500 for attending each Board meeting effective January 1, 2008.